Exhibit 10.7

COSKATA, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

AUGUST 3, 2011

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		Page
5.14	Manner of Voting	11
5.15	Further Assurances	11
5.16	Delays or Omissions	11

Schedule A	Founders
Schedule B	Investors
Exhibit A	Adoption Agreement

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AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made and entered into as of this 3 rd day of August, 2011, by and among Coskata, Inc., a Delaware corporation (the “Company”), those certain stockholders of the Company and holders of options to acquire shares of the capital stock of the Company listed on Schedule A hereto (together with any subsequent stockholders or option holders, or any transferees, who become parties hereto as a “Founder” pursuant to Sections 5.1 and 5.2 below (the “Founders”), and each holder of the Company’s Preferred Stock (as such term is defined below) listed on Schedule B hereto (together with any additional parties or transferees who become parties hereto as “Investors” pursuant to Sections 5.1 and 5.2 below (the “Investors” and together collectively with the Founders, the “Stockholders”). The Company, the Founders and the Investors are sometimes individually referred to herein as a “Party” and are sometimes collectively referred to herein as the “Parties.”

RECITALS

A. The Company, the Founders and certain of the Investors have previously entered into that certain Amended and Restated Voting Agreement, dated as of April 19, 2010 (the “Prior Agreement”).

B. The Company and certain of the Investors are parties to that certain Series D Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), and in connection therewith the Parties desire to establish their right, among other rights, to elect certain members of the board of directors of the Company (the “Board”) in accordance with the terms of this Agreement.

C. The Amended and Restated Certificate of Incorporation, effective as of the date hereof, as further amended from time to time, of the Company (the “Certificate of Incorporation”) provides that (a) the holders of record of the shares of the Company’s Series A Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), exclusively and as a separate series, shall be entitled to elect two (2) directors of the Company (the “Series A Directors”), (b) the holders of record of the shares of the Company’s Series B Convertible Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), exclusively and as a separate series, shall be entitled to elect one (1) director of the Company (the “Series B Director”), (c) the holders of record of the shares of the Company’s Series C Convertible Preferred Stock, $0.01 par value per share (the “Series C Preferred Stock” and together with the Series A Preferred Stock and the Series B Preferred Stock, the “Preferred Stock”), exclusively and as a separate series, shall be entitled to elect two (2) directors of the Company (the “Series C Directors” and together with the Series A Directors and the Series B Director, the “Preferred Directors”), and (d) that the holders of record of the shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), exclusively and as a single class, shall be entitled to elect four (4) directors of the Company (the “Common Directors”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the Parties agree as follows.

1. Voting Provisions Regarding Board of Directors.

1.1 Size of the Board.

Each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below in this Section 1.1) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at nine (9) directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2 Board Composition.

Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board:

(a) At each election of directors in which the holders of the Series A Preferred Stock, voting as a separate class, are entitled to elect two (2) directors of the Company, (i) so long as the Advanced Technology Investors (“ATV”), as identified in Schedule B hereto, hold any shares of Series A Preferred Stock, one individual designated by ATV, which individual shall initially be Bill Wiberg, and (ii) so long as Khosla Ventures II, LP (“Khosla”) holds any shares of Series A Preferred Stock, one (1) individual designated by Khosla, which individual shall initially be Samir Kaul;

(b) At each election of directors in which the holders of the Series B Preferred Stock, voting as a separate class, are entitled to elect one (1) director of the Company, so long as CCM Qualified Master Fund, Ltd. (“CCM”) holds any shares of Series B Preferred Stock, one individual designated by CCM, which individual shall initially be Clint Coghill;

(c) At each election of directors in which the holders of the Series C Preferred Stock, voting as a separate class, are entitled to elect two (2) directors of the Company, (i) so long as Blackstone Clean Technology Partners L.P. (“Blackstone”) holds any shares of Series C Preferred Stock, one (1) individual designated by Blackstone, which individual shall initially be Jamie Kiggen and (ii) so long as Total Energy Ventures International, S.A.S. (“Total”) holds any shares of Series C Preferred Stock, one (1) individual designated by Total, which individual shall initially be Benoit Charpentier; and

(d) At each election of directors in which the holders of Common Stock, voting as a single class, are entitled to elect directors of the Company, (i) one (1) individual shall be the Chief Executive Officer of the Company, which director shall initially be William Roe, (ii) one (1) individual shall be designated by GPV Fund II LLC (“GPV”), which individual shall initially be Andrew Perlman, and (iii) two (2) additional individuals, each of whom shall have relevant industry experience and is not an Affiliate (defined below) of the Company or of any Investor, and who is acceptable to two-thirds (2/3) of the Preferred Directors, which individuals shall initially be Bradley J. Bell and T. Kevin DeNicola.

To the extent that any of clauses (a) through (d) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Company’s Certificate of Incorporation, as may be amended or amended and restated from time to time.

For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who or which, directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person, including any general partner or limited partner (including without limitation any retired partner), manager or member (including without limitation any retired member), officer or director of such specified Person, and any venture capital or private equity fund or other person now or hereafter existing which is controlled by or under common control with such specified Person or one or more general partners or managers of such specified Person, or which shares the same management or parent company with such specified Person. For purposes of the foregoing, “control”, “controlled by” and “under common control with” with respect to any entity shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, partnership interests or by contract or otherwise.

1.3 Failure to Designate a Board Member.

In the absence of any designation from the persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

1.4 Removal of Board Members.

Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Sections 1.2 or 1.3 of this Agreement may be removed from office unless (i) with respect to the director elected pursuant to Section 1.2(a)(i) of this Agreement, such removal is directed or approved by ATV; (ii) with respect to the director elected pursuant to Section 1.2(a)(ii) of this Agreement, such removal is directed or approved by Khosla; (iii) with respect to the director elected pursuant to Section 1.2(b) of this Agreement, such removal is directed or approved by CCM; (iv) with respect to the director elected pursuant to Section 1.2(c)(i) of this Agreement, such removal is directed or approved by Blackstone; (v) with respect to the director elected pursuant to Section 1.2(c)(ii) of this Agreement, such removal is directed or approved by Total, (vi) with respect to the directors elected pursuant to Section 1.2(d)(i) and (ii) of this Agreement, such removal is directed or approved by a majority of the Shares held by the Common Stockholders; and (vii) in the case of the two (2) directors elected pursuant to Section 1.2(d)(iii) of this Agreement, such removal is also acceptable to and approved by two-thirds (2/3) of the Preferred Directors; and

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Sections 1.2 or 1.3 shall be filled pursuant to the provisions of this Section 1.

Each Stockholder agrees to take all other necessary or desirable actions within such Stockholder’s control (whether in such Stockholder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) in order to effectuate the provisions of this Section 1. The Company agrees to take all other necessary or desirable actions within the Company’s control (including, without limitation, calling a special meeting of stockholders for the purpose of electing directors) in order to effectuate the provisions of this Section 1.

1.5 No Liability for Election of Recommended Directors.

No Party, nor any officer, director, stockholder, partner, employee or agent of any such Party, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Party have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

1.6 Observers.

For such time as GPV has the right to designate a director pursuant to Section 1.2(d)(ii), (a) while Aaron Mandell is a member of GPV, the Company shall provide Aaron Mandell with copies of all notices of meetings of the Company’s directors and other material provided by the Company to its directors and Aaron Mandell shall be entitled to attend and observe all meetings of the Company’s directors and (b) while Avi Goldberg is a member of GPV, the Company shall provide Avi Goldberg with copies of all notices of meetings of the Company’s directors and other material provided by the Company to its directors and Avi Goldberg shall be entitled to attend and observe all meetings of the Company’s directors.

2. Drag Along.

2.1 Drag Along Generally.

Subject to the right of Total set forth in Section 5.1 of the Amended and Restated Investors Rights Agreement of even date herewith, in the event that (i) the Board and (ii) Investors holding at least two-thirds (2/3) of the outstanding shares of the Preferred Stock, voting together as a single class on an as converted to Common Stock basis (the “Majority”) approve a Change of Control (as defined in Section 2.4), the Company (if a merger, consolidation, or sale of assets) or the Majority (if a sale of stock) shall provide all Stockholders who are not part of the Majority (the “Minority”) at least twenty (20) calendar days advance notice of such Change of Control (the “Change of Control Notice”), which Change of Control Notice shall include a reasonably detailed description of the Change of Control, including the proposed time and place of closing, the consideration to be received by the Stockholders, and any other material terms. Upon receipt of the Change of Control Notice, the Minority shall be deemed to have consented to, voted for, and raised no objections to the Change of Control, and (x) if the Change of Control is structured as a merger or consolidation of the Company, or a sale of all or substantially all of the Company’s assets, the Minority shall be deemed to have waived any dissenters’ rights, appraisal rights, or similar rights in connection with such merger, consolidation, or asset sale, or (y) if the Change of Control is structured as a sale, transfer, or exchange of the stock of the Company, all Stockholders shall be deemed to have agreed to sell all of their Shares on the terms and conditions approved by the Majority with the consideration to be paid in respect of such sale, transfer, or exchange to be allocated or distributed among the Stockholders in accordance with the terms of the Company’s Certificate of Incorporation, as amended and then in effect, including without limitation the priority and preferences of the Preferred Stock.

2.2 Stockholder Action.

The Stockholders shall take all actions reasonably requested by the Majority in connection with the consummation of the Change of Control, including, without limitation, the execution and delivery of such certificates, agreements, and instruments and the taking of such other actions reasonably necessary to effectuate the Change of Control, including, without limitation, making such representations and warranties if required, as are usual and customary in a transaction of the nature of the Change of Control; provided, however, that no Stockholder may be required to be liable for any indemnification or other obligations or to make any representations, warranties or covenants in connection with any Change of Control unless the Majority are liable for the same or pro rata indemnification obligations and make the same or pro rata representations, warranties, and covenants as the Minority; provided, further, that in no event shall any Stockholder be required to be liable for any indemnification or other obligations in excess of the amount of proceeds such Stockholder actually received as a result of such Change of Control transaction.

2.3 Closing.

The closing of any Change of Control shall be held at such time and place as the Company (if a merger, consolidation, or sale of assets) or the Majority (if a sale of stock) shall reasonably specify. At such closing, the Stockholders shall deliver certificates representing the Shares to be sold, if any, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, if any, and the Shares to be transferred shall be free and clear of any liens, claims or encumbrances (other than restrictions imposed by this Agreement and other agreements among the Company and its stockholders including, without limitation; that certain Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, as amended; that certain Amended and Restated Investors’ Rights Agreement of even date herewith, as amended; and that certain Restricted Stock Agreement dated as of June 28, 2006, as amended). In addition to any representations and warranties set forth above, each of the Stockholders shall further represent and warrant that it is the record and beneficial owner of such Shares and make such additional representations and warranties and related indemnities relating to its ownership of the Shares as shall be customary in transactions of a similar nature.

2.4 Definition.

Each of the following events shall be considered a “Change of Control”:

(a) any sale of a majority of the Shares (on an as converted to Common Stock basis) to any person or entity;

(b) a merger or consolidation in which the Company is a constituent party and the holders of all of the Shares immediately before the merger or consolidation hold, immediately after such merger or consolidation capital stock or other ownership rights in the surviving entity (whether the Company or any other entity) representing less than a majority of the voting rights or the right to receive one-half or less of the total of all periodic or liquidating distributions; or

(c) the sale, lease, transfer or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, or the exclusive license by the Company or any subsidiary of the Company of all or substantially all of the material intellectual property of the Company and its subsidiaries taken as a whole, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

3. Remedies.

3.1 Covenants of the Company.

The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the Parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided above.

3.2 Specific Enforcement.

Each Party acknowledges and agrees that each Party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the Parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Agreement and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

3.3 Remedies Cumulative.

All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

3.4 Restrictions on Sales of Control of the Company.

No Stockholder shall be a party to any transaction or series of related transactions that involves the sale, to any Person or group of Affiliates, of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock of the Company unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in section 2 of part B of Article Fourth of the Certificate of Incorporation (as if such transaction were a Deemed Liquidation Event, as such term is defined in section 2.3 of part B of Article Fourth of the Certificate of Incorporation), unless both the holders of at least two-thirds (2/3) of the Preferred Stock and the holders of at least two-thirds (2/3) of the Series C Preferred Stock elect otherwise by written notice given to the Company at least twenty (20) days prior to the effective date of any such transaction or series of related transactions.

4. Term.

This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earlier to occur of (a) the consummation of the Company’s initial public offering of its Common Stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction) in which all of the all outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock, or (b) the consummation of a Deemed Liquidation Event (as defined in the Certificate of Incorporation); provided, however, that in the event of a termination pursuant to clause (b) above, any obligations pursuant to Section 2 that have not been performed prior to such consummation or that cannot by their nature be performed prior to such consummation shall survive until performed, and Section 3.2 and any other applicable provisions of Section 3 and Section 5 shall likewise survive for the same period.

5. Miscellaneous.

5.1 Additional Parties.

In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person, following which such Person shall hold Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder hereunder and thereafter such person shall be deemed to be an Investor and Stockholder, or Founder and Stockholder, for all purposes hereunder, as applicable.

5.2 Transfers.

Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a Party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or Founder and Stockholder, for all purposes hereunder, as applicable. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 5.2. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 5.12.

5.3 Successors and Assigns.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.4 Governing Law.

This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its principles of conflicts of laws.

5.5 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature (including by electronic transmission in PDF format or comparable electronic transmission) and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.6 Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.7 Notices.

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed electronic mail or confirmed facsimile if sent during normal business hours of the recipient, and if after normal business hours, then on the next business day (subject to confirmation of receipt), (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth on Schedule A or Schedule B hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 5.7. If notice is given to the Company, a copy (which shall not constitute notice) shall also be sent to Christopher L. Kaufman, Esq., Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, email: christopher.kaufman@lw.com. If notice is given to GPV Fund II LLC, a copy (which shall not constitute notice) shall also be sent to Peter Finn, Esq., Rubin and Rudman LLP, 50 Rowes Wharf, Boston, MA 02110, email: pfinn@rubinrudman.com. If notice is given to Total, a copy (which shall not constitute notice) shall also be sent to Lowell D. Ness, Esq., Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, CA 94025, email: lness@orrickc.com. Notwithstanding the forgoing, notice may be given to a party by confirmed electronic transmission or confirmed facsimile if an email address or facsimile number, respectively, for such party is set forth on Schedule A or Schedule B hereof.

5.8 Costs of Enforcement.

If any Party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing Party shall pay all costs and expenses incurred by the prevailing Party, including, without limitation, all reasonable attorneys’ fees.

5.9 Amendment and Waiver.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written consent of: the Company, Founders then providing services to the Company as directors, officers, employees or consultants (provided for the purposes hereof, “Founders” shall include any Affiliates of Founder) holding a majority of the Common Stock held by such Founders, and the holders of two-thirds of each series of the Preferred Stock. Notwithstanding the foregoing: (i) this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination or waiver applies to all Investors, as the case may be, in the same fashion; (ii) any provision hereof may be waived by the waiving Party on such Party’s own behalf, without the consent of any other Party;

(iii) Schedule A hereto may be amended by the Company from time to time to add information regarding additional Founders or assignees who have become Founders pursuant to either Section 5.1 or 5.2; (iv) Schedule B hereto may be amended by the Company from time to time to add information regarding additional Investors or assignees or Investors approved by the holders of two-thirds of the Preferred Stock without the consent of the other Parties hereto; and (v) so long as ATV has the right to designate a director pursuant to Section 1.2(a)(i), Section 1.2(a)(i) of this Agreement shall not be amended, terminated or waived without the written consent of ATV; so long as Khosla has the right to designate a director pursuant to Section 1.2(a)(ii), Section 1.2(a)(ii) of this Agreement shall not be amended, terminated or waived without the written consent of Khosla; so long as CCM has the right to designate a director pursuant to Section 1.2(b), Section 1.2(b) of this Agreement shall not be amended, terminated or waived without the written consent of CCM; so long as Blackstone has the right to designate a director pursuant to Section 1.2(c)(i), Section 1.2(c)(i) of this Agreement shall not be amended, terminated or waived without the written consent of Blackstone; so long as Total has the right to designate a director pursuant to Section 1.2(c)(ii), Section 1.2(c)(ii) of this Agreement shall not be amended, terminated or waived without the written consent of Total; and so long as GPV has the right to designate a director pursuant to Section 1.2(d)(ii), Sections 1.2(d)(ii) and 1.6 shall not be amended, terminated, or waived without the written consent of GPV. The Company shall give prompt written notice of any amendment, termination or waiver hereunder to any Party that did not consent in writing thereto. Any amendment, termination or waiver effected in accordance with this Section 5.9 shall be binding on each Party and all of such Party’s successors and permitted assigns, whether or not any such Party, successor or assignee entered into or approved such amendment, termination or waiver. No waivers or exceptions to any term, condition or provisions of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or waiver.

5.10 Severability.

In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

5.11 Entire Agreement.

This Agreement (including the Exhibits hereto, if any), and the Certificate of Incorporation and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled. Without limiting the forgoing, this Agreement supersedes the Prior Agreement in its entirety, and all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.

5.12 Legend on Share Certificates.

Each certificate representing any Shares issued after the date hereof shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 5.12 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares upon written request from such holder to the Company at its principal office. The Parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 5.12 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

5.13 Stock Splits, Stock Dividends, etc.

In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 5.12.

5.14 Manner of Voting.

The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

5.15 Further Assurances.

At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

5.16 Delays or Omissions.

No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in a writing executed by such Party and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Voting Agreement as of the date first written above.

COMPANY:

COSKATA, INC.

By:	/s/ William J. Roe
Name: William J. Roe
Title: President and Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

GPV FUND II LLC

By:	/s/ Andrew Perlman
Andrew Perlman, Manager
Hereunto Duly Authorized

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

/s/ Todd Kimmel
Todd Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

/s/ William J. Roe
William J. Roe

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

/s/ David Blair
David Blair

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

/s/ Richard Tobey
Richard Tobey

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

FOUNDER:

/s/ Jeffrey Burgard
Jeffrey Burgard

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

Blackstone Tenex L.P. Blackstone Clean Technology Partners, L.P. Blackstone Family Cleantech Investment Partnership, L.P.
Blackstone Family Cleantech Investment Partnership SMD, L.P.

By: Blackstone Cleantech Venture Associates L.L.C., its general partner

By:	/s/ Jamie Kiggen
Name: Jamie Kiggen
Title: Authorized Person

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

Total Energy Ventures International, S.A.S.

By:	/s/ Manoelle Lepoutre
Name: Manoelle Lepoutre
Title: President

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

CCM QUALIFIED MASTER FUND, LTD.

By:	/s/ Clint D. Coghill
Name: Clint D. Coghill
Title: Director

CCM SPV II, LLC

By:	/s/ Clint D. Coghill
Name: Clint D. Coghill
Title: President and CIO of Managing
Member, Coghill Capital Management, LLC

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ADVANCED TECHNOLOGY VENTURES VII, L.P.

By: ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name: William Wiberg
Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

By: ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name: William Wiberg
Title: Managing Director

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

By: ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name: William Wiberg
Title: Managing Director

ATV ENTREPRENEURS VII, LP

By: ATV Associates VII, LLC, its General Partner

By:	/s/ William Wiberg
Name: William Wiberg
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

KHOSLA VENTURES II, LP

By:	Khosla Ventures Associates II, LLC, a Delaware limited liability company and general partner of Khosla Ventures II, LP

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Member

KHOSLA VENTURES III, LP

By:	Khosla Ventures Associates III, LLC, a Delaware limited liability company and general partner of Khosla Ventures III, LP

By:	/s/ Samir Kaul
Name: Samir Kaul
Title: Member

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

GENERAL MOTORS VENTURES LLC

By:	/s/ Jon Lauckner

Name: Jon Lauckner
Title: President

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

GLOBESPAN CAPITAL PARTNERS V, L.P.

By:	Globespan Management Associates V, L.P. Its sole General Partner

By:	Globespan Management Associates V, LLC Its sole General Partner

By:	/s/ Mary F. Bevelock
Name: Mary F. Bevelock
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

TRIPLEPOINT CAPITAL LLC

/s/ Sajal Srivastava
By:	Sajal Srivastava
Title:	Chief Operating Officer

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

THE LYNCH FOUNDATION u/a 07/14/88

By:	/s/ Peter S. Lynch

Name:	Peter S. Lynch
Title:	Trustee

PETER AND CAROLYN LYNCH JT TEN WROS

By:	/s/ [illegible]

Name:
Title:

LYNCH CHILDRENS TRUST fbo ANNE LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch

Name:	Carolyn A. Lynch
Title:	Trustee

LYNCH CHILDRENS TRUST fbo ELIZABETH LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch

Name:	Carolyn A. Lynch
Title:	Trustee

LYNCH CHILDRENS TRUST fbo MARY LYNCH u/a 03/08/88

By:	/s/ Carolyn A. Lynch

Name:	Carolyn A. Lynch
Title:	Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

PETER S. LYNCH CHARITABLE LEAD ANNUITY u/a 03/27/96

By:	/s/ Carolyn A. Lynch
Name: Carolyn A. Lynch
Title: Trustee

PETER S. LYNCH CHARITABLE LEAD UNITRUST u/a 03/03/97

By:	/s/ Carolyn A. Lynch
Name: Carolyn A. Lynch
Title: Trustee

PETER S. AND CAROLYN A. LYNCH 1999 UNITRUST u/a 12/28/99

By:	/s/ Peter S. Lynch
Name: Peter S. Lynch
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

WEISS FAMILY TRUST

By:	/s/ [illegible]

Name:
Title:

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ROGER KIMMEL

/s/ Roger Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MEGAN WEISS AND ERIC NEEDLEMAN

By:	/s/ [illegible]

Name:
Title:

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

MELISSA KIMMEL

/s/ Melissa Kimmel

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

SC GREEN ENERGY TECH, INC.
(a Sumitomo Corporation green energy tech corporation)

By:	/s/ Tsuyoshi Kondo
Name:	Tsuyoshi Kondo
Title:	President

PRESIDIO VENTURES, INC.

By:	/s/ Toshihiko Kusakabe
Name:	Toshihiko Kusakabe
Title:	CEO & President

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

WILLIAM J. ROE

/s/ William J. Roe

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

ARANCIA INTERNATIONAL INC.

By:	/s/ Ignacio Aranguren
Name: Ignacio Aranguren
Title: President

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

INVESTORS:

REVOCABLE TRUST OF BRADLEY J. BELL DATED DECEMBER 21, 1988 AS AMENDED AND RESTATED

By:	/s/ Bradley J. Bell
Name: Bradley J. Bell
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

FOUNDERS

Name	Number of Shares of Capital Stock
GPV FUND II LLC	5,363,636
TODD B. KIMMEL	454,750
WILLIAM J. ROE	*
DAVID BLAIR	*
RICHARD TOBEY	*
JEFFREY BURGARD	*
Total:	5,818,386

*	Options to purchase common stock constituting 1% or more of the Company’s outstanding capital stock.

SCHEDULE B

INVESTORS

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
The Blackstone Investors:
Blackstone Tenex L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	4,166,666	0
Blackstone Clean Technology Partners, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	1,601,251	0
Blackstone Family Cleantech Investment Partnership, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	16,993	1,000,000
Blackstone Family Cleantech Investment Partnership SMD, L.P. c/o The Blackstone Group 345 Park Avenue New York, NY 10154 Attn: Jamie Kiggen, Senior Managing Director	0	0	160,923	0
Total Energy Ventures International, S.A.S.	0	0	1,666,667	257,143
Tour Coupole , 2 Place Jean Millier La Defense 6, 92400 Courbevoie, France
CCM Qualified Master Fund, Ltd.	0	517,384	0	0
CCM SPV II, LLC	0	432,338	0	0
One North Wacker Drive, Suite 4350 Chicago, IL 60606
General Motors Ventures LLC	0	949,722	0	90,914
Mail Code 482-C37-D99 300 Renaissance Center Detroit, MI 48265 Attn: Tim Brumbaugh

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
The Advanced Technology Investors:
Advanced Technology Ventures VII, L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	3,416,627	713,153	1,066,914	497,465
Advanced Technology Ventures VII (B), L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	137,108	28,619	42,814	19,963
Advanced Technology Ventures VII (C), L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	65,903	13,756	20,579	9,595
ATV Entrepreneurs VII, L.P. Bay Colony Corporate Center 1000 Winter Street, Suite 3700 Waltham, MA 02451-1148	20,362	4,251	6,358	2,965
Khosla Ventures II, LP 3000 Sand Hill Road, Bldg. 3, Suite 170 Menlo Park, CA 94025 Attn: Kim Totah	6,360,000	284,917	0	0
Khosla Ventures III, LP 3000 Sand Hill Road, Bldg. 3, Suite 170 Menlo Park, CA 94025 Attn: Kim Totah	0	0	2,030,001	830,425
Globespan Capital Partners V, L.P. 300 Hamilton Avenue Palo Alto, CA 94301	0	569,833	250,001	78,480
TriplePoint Capital 2755 Sand Hill Rd Menlo Park, CA 94025	0	94,972	50,000	0
The Lynch Entities Investors: The Lynch Foundation u/a 07/14/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Peter S. Lynch, Trustee	0	44,637	0	7,143
Peter and Carolyn Lynch JT Ten WROS 82 Devonshire Street, S4A Boston, MA 02109	0	30,391	0	7,143

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
Lynch Childrens Trust fbo Anne Lynch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Lynch Childrens Trust fbo Elizabeth Lynch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Lynch Childrens Trust fbo Mary Lunch u/a 03/08/88 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	4,939	0	473
Peter S. Lynch Charitable Lead Annuity u/a 03/27/96 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	6,078	0	7,143
Peter S. Lynch Charitable Lead Unitrust u/a 03/03/97 82 Devonshire Street, S4A Boston, MA 02109 Attn: Carolyn A. Lynch, Trustee	0	6,648	0	636
Peter S. and Carolyn A. Lynch 1999 Unitrust u/a 12/28/99 82 Devonshire Street, S4A Boston, MA 02109 Attn: Peter S. Lynch, Trustee	0	39,888	0	3,818
Weiss Family Trust 100 Irvine Cove Place Laguna Beach, CA 92651 Attn: Dr. Stephen and Renee Weiss	0	18,994	0	11,006
Roger Kimmel 1046 Lake Avenue Greenwich, CT 06831	0	18,994	0	11,006
Megan Weiss and Eric Needleman 1471 North Doheny Drive Los Angeles, CA 90069	0	4,748	0	455
Melissa Kimmel 7012 Arandale Road Bethesda, MD 20817	0	4,748	0	455

Name and Address	Number of Shares of Series A Preferred Stock	Number of Shares of Series B Preferred Stock	Number of Shares of Series C Preferred Stock	Number of Shares of Series D Preferred Stock
SC Green Energy Tech, Inc. Attn: Hajime Uchiike 600 Third Avenue New York, NY 10016	0	0	166,667	0
Presidio Ventures, Inc. Attn: Hajime Uchiike 600 Third Avenue New York, NY 10016	0	0	0	15,955
William J. Roe c/o Coskata, Inc. 4575 Weaver Parkway, Suite 100 Warrenville, IL 60555	0	0	66,667	6,382
Arancia International Inc. c/o One Wilshire Boulevard., Ste 2000 Los Angeles, CA 90017-3321 Attn: S. L. Bradford	0	0	208,334	19,943
Revocable Trust of Bradley J. Bell dated December 21, 1988 as amended and restated 28 Muirfield Wheaton, IL 60189	0	0	50,000	4,786

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                     , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of August 2, 2011 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐	as a transferee of Shares from a Party in such Party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a transferee of Shares from a Party in such Party’s capacity as a “Founder” bound by the Agreement, and after such transfer, Holder shall be considered a “Founder” and a “Stockholder” for all purposes of the Agreement.

☐	as a purchaser of Preferred Stock of the Company, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	as a purchaser of Common Stock of the Company where such purchaser is not also an Investor, in which case Holder will be a “Founder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock and Options, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement, (b) agrees to the covenants that are set forth in the Agreement, and (b) adopts the Agreement with the same force and effect as if Holder were originally a Party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	Accepted and Agreed:

By:	COSKATA, INC.

Name and Title of Signatory Address:	By:
William J. Roe
Facsimile Number:	President and Chief Executive Officer